November 5, 2001


                                $451,888,000
                               (Approximate)
                       GSR Mortgage Loan Trust 2001-1
                  GS Mortgage Securities Corp., Depositor
             Mortgage Pass-Through Certificates, Series 2001-1

Overview of the Certificates


To the Adjustment Date on the Senior Certificates and to a 10% Cleanup Call on the Subordinate Certificates:


-------------------------------------------------------------------------------------------------------------------
                                                             Estimated
                                                               Avg.
               Approximate               Expected  Initial     Life        Principal        Expected    Stated
                Principal   Collateral   Credit    Pass-Thro   (yrs)    Payment. Window     Ratings     Final
Certificates     Balance       Group     Support     Rate       (3)       (dates) (4)     Moody's/Fitch  Maturity
-------------------------------------------------------------------------------------------------------------------
   A1-1        $165,021,000   Group I     3.75%    [3.291%]    1.00       Dec 2001 -       Aaa/AAA       Nov 2031
                                                                          Jan 2004

   A1-2        $72,652,000    Group I     3.75%    [4.969%]    3.00       Jan 2004 -       Aaa/AAA       Nov 2031
                                                                          Nov 2005

   A1-3        $97,544,000    Group I     3.75%    [5.238%]    4.67       Nov 2005 -       Aaa/AAA       Nov 2031
                                                                          Aug 2006

   A2          $103,897,000  Group II     3.75%    [5.645%]    2.92       Dec 2001 -       Aaa/AAA       Nov 2031
                                                                          May 2009

   B1           $6,159,000   Groups I     2.40%    [6.671%]    5.15       Dec 2001 -       Aa2/AA        Nov 2031
                              & II                                        Jun 2009


   B2           $4,106,000  Groups I &    1.50%    [6.671%]    5.15       Dec 2001 -         A2/A        Nov 2031
                                II                                        Jun 2009


   B3           $2,509,000  Groups I &    0.95%    [6.671%]    5.15       Dec 2001 -       Baa2/BBB      Nov 2031
                                II                                        Jun 2009

   X1(1)(2)    $335,217,300   Group I      N/A     [2.450%]    N/A           N/A            Aaa/AAA      Nov 2031

   X2(1)(2)    $103,897,000  Group II      N/A     [1.026%]    N/A           N/A            Aaa/AAA      Nov 2031
-------------------------------------------------------------------------------------------------------------------

(1) Notional Amount.
(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Class X1 and Class X2 Certificates.
(3) Assuming payment based on a pricing speed of 25% CPR.
(4) The expected final principal payment date at the assumed levels of CPR.

Selected Mortgage Pool Data
--------------------------------------------------------------------------------------------------
                                                           Group I       Group II       Total
--------------------------------------------------------------------------------------------------

Scheduled Principal Balance:                             $348,277,539  $107,945,454  $456,222,993
Number of Mortgage Loans:                                         750           205           955
Average Scheduled Principal Balance:                         $464,370      $526,563      $477,720
Weighted Average Gross Coupon:                                  6.99%         7.04%         7.01%
Weighted Average Net Coupon:                                    6.67%         6.67%         6.67%
Weighted Average Stated Remaining Term:                      353 mths      330 mths      348 mths
Weighted Average Seasoning:                                    6 mths       30 mths       12 mths
Weighted Average Amortized Current LTV Ratio:                   69.0%         71.2%         69.5%
Weighted Average Months to Roll:                                   56            85            63
Percent of Mortgage Loans with Initial Rate Cap of 2.00%:       44.7%          7.9%         36.0%
Percent of Mortgage Loans with Initial Rate Cap of 5.00%:       55.3%         92.1%         64.0%
Weighted Average Margin:                                        2.75%         2.75%         2.75%
--------------------------------------------------------------------------------------------------

Features of the Transaction

|X| Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by ABN AMRO Mortgage Group, Inc. ("ABN Amro"), Bank One,
     N.A. ("Bank One"), Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and KeyBank National Association ("KeyBank").
|X| The Mortgage Loans will be serviced by ABN Amro, Wells Fargo, First Chicago NBD Mortgage Company ("First Chicago") and Countrywide Home Loans, Inc. ("Countrywide"). First Chicago, a subsidiary of Bank One, will service the mortgage loans purchased from Bank One until February 2002 at which time Homeside Lending, Inc. is expected to assume the servicing of these mortgage loans. Countrywide will service the mortgage loans purchased from KeyBank.
|X| Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the senior certificates is 3.75% in the form of subordination.
|X|  The Deal will be modeled on Intex as "GSR0101" and on Bloomberg as "GSR
     01-1."
|X| For Group I, 19.8% of the Mortgage Loans were acquired from ABN Amro, 22.2% were acquired from Bank One, 11.6% were acquired from KeyBank and 46.5% were acquired from Wells Fargo.
|X| For Group II, 90.1% of the Mortgage Loans were acquired from KeyBank and 9.9% were acquired from Bank One.

--------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Time Table

Expected Settlement:                 On or before Nov 27th, 2001
Cut-off Date:                        Nov 1st, 2001
Pricing Date:                        On or before Nov 14th, 2001
First Distribution Date:             Dec 26th, 2001

 Key Terms

Depositor:                           GS Mortgage Securities Corp.
Servicers:                           ABN AMRO, Wells Fargo, First Chicago and
                                     Countrywide
Trustee:                             The Chase Manhattan Bank
Custodian:                           The Chase Manhattan Bank
Servicing Fee:                       25 bps for the Bank One and Wells Fargo
                                     mortgage loans, 37.5 bps for the KeyBank
                                     mortgage loans, 50 bps for ABN Amro
                                     mortgage loans
Trustee Fee:                         0.75 bps
Distribution Date:                   25th day of the month or the following
                                     Business Day
Record Date:                         For any Distribution Date the last day of
                                     the preceding calendar month
Delay Days:                          24 day delay on all Certificates
Prepayment Assumption:               25% CPR on Group I and Group II
Interest Accrual:                    Interest on a 30/360 basis, from the 25th
                                     of the month preceding each Distribution
                                     Date through and including the 24th of the
                                     month of the current Distribution Date
Servicer Advancing:                  Yes, as to principal and interest, subject
                                     to recoverability
Compensating Interest:               Yes, to the extent of the aggregate monthly
                                     servicing fee per servicer
Optional Call:                       The Certificates will have a 10% optional
                                     termination provision
Rating Agencies:                     Moody's and Fitch
 Minimum Denomination:               Senior Certificates - $25,000 or $1,000
                                     (Depending on the Class)
Legal Investment:                    All of the offered Certificates, other
                                     than the Class B2 and the Class B3
                                     Certificates, are expected to be SMMEA
                                     eligible at settlement
ERISA Eligible:                      Underwriter's exemption is expected to
                                     apply to the Class A Certificates but
                                     will not apply to any other Certificates.
                                     However, prospective purchasers should
                                     consult their own counsel
 Tax Treatment:                      Certificates represent REMIC regular
                                     interests

---------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1-1, Class A1-2, Class A1-3, Class A2 (collectively, the "Class A Certificates"), Class X1 and Class X2 Certificates (collectively, the "Class X Certificates"), (all together, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, increasing the relative proportion of Subordinate Certificates and thereby increasing the Class A Certificates' credit support. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss criteria. If within the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

Priority of Payments

         Beginning in December 2001, on each Distribution Date, distributions will be made generally in the order and priority as follows:

         (a) with respect to the Group I Available Distribution Amount, before the Credit Support Depletion Date, to the extent of the Available Distribution Amount (as defined in the Prospectus Supplement) for Group I for that Distribution Date:

                  (i)      first, pro rata to the Class A1-1, A1-2, A1-3 and
                        X1 Certificates in proportion to Accrued
                        Certificate Interest solely from the Available Distribution Amount for Group I; and

                  (ii)     second, sequentially to the Class A1-1, A1-2 and
                        A1-3 Certificates, as principal, the Group I Senior Principal Distribution Amount (as defined in ' -- Distributions of Principal -- Group I Senior Principal Distribution Amount' in the Prospectus Supplement);

         (b) with respect to the Group II Available Distribution Amount, before the Credit Support Depletion Date, to the extent of the Available Distribution Amount for Group II for that Distribution Date:

                  (i)      first, pro rata to the Class A2 and X2 Certificates
                        in proportion to Accrued Certificate Interest solely from the Available Distribution Amount for Group II; and

                  (ii)     second, to the Class A2 Certificates, as principal,
                        the Group II Senior Principal Distribution Amount;

         (c) with respect to the Class B Certificates, before the Credit Support Depletion Date, to the extent of the Available Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b):

                  (i)      first, to the Class B1 Certificates, Accrued
                        Certificate Interest;

                  (ii)     second, to the Class B1 Certificates, their pro
                        rata share of the Subordinate Principal
                        Distribution Amount (as defined in this prospectus supplement);

                  (iii)    third, to the Class B2 Certificates, Accrued
                        Certificate Interest;

                  (iv)     fourth, to the Class B2 Certificates, their pro
                        rata share of the Subordinate Principal
                        Distribution Amount;

                  (v)      fifth, to the Class B3 Certificates, Accrued
                        Certificate Interest;

------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  (vi)     sixth, to the Class B3 Certificates, their pro rata
                        share of the Subordinate Principal Distribution
                        Amount;

                  (vii)    seventh, to the Junior Subordinate Certificates,
                        interest and principal in the same manner as for the Senior Subordinate Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and then to the Class B-6
                        Certificates;

                  (viii)   eighth, to each class of the certificates in order
                        of seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (d)(viii) will not cause a further reduction in the Class Principal Balances of any of the certificates; and

                  (ix)     ninth, to the Residual Certificates.

         Notwithstanding paragraph (c) above, on any Distribution Date on which the Subordination Level (as defined below) for any class of subordinate certificates is less than the Subordination Level as of the Closing Date, distributions among the subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified and the portion of the Subordinate Principal Distribution Amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata according to the Certificate Balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the Certificate Balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the Certificate Balances of all classes of certificates as of that date, before giving effect to distributions and allocations of realized losses to the Certificates on that date.

         The "Credit Support Depletion Date" is the first Distribution Date on which the aggregate Certificate Balance of the Class B Certificates has been or will be reduced to zero.

         On each Distribution Date on or after the Credit Support Depletion Date, distributions of principal on the Class A1-1, A1-2 and A1-3 certificates will be made to such Classes pro rata based on their Certificate Balances rather than sequentially as described above.


Coupons of the Certificates

-----------------------------------------------------------------------------------------------------------------

      Class         Adjustment Date      Coupon Prior to Adjustment Date       Coupon After the Adjustment Date
-----------------------------------------------------------------------------------------------------------------

        A1-1          [Aug 2006]           [Lesser of 3.291% & Net WAC]            [Net WAC of Loan Pool I]
        A1-2          [Aug 2006]           [Lesser of 4.969% & Net WAC]            [Net WAC of Loan Pool I]
        A1-3          [Aug 2006]           [Lesser of 5.238% & Net WAC]            [Net WAC of Loan Pool I]
         A2           [May 2009]           [Lesser of 5.645% & Net WAC]           [Net WAC of Loan Pool II]
         B1           [Aug 2006]          [Group B Certificate Rate (1)]        [Group B Certificate Rate (1)]
         B2           [Aug 2006]          [Group B Certificate Rate (1)]        [Group B Certificate Rate (1)]
         B3           [Aug 2006]          [Group B Certificate Rate (1)]        [Group B Certificate Rate (1)]
         X1           [Aug 2006]                   [2.450% (2)]                            [0.000%]
         X2           [May 2009]                   [1.026% (3)]                            [0.000%]
-----------------------------------------------------------------------------------------------------------------

   (1) Group B Certificate Rate. The interest rate (the "Group B Certificate Rate") on the Group B Certificates will equal, on any Distribution Date, the quotient expressed as a percentage, of:

         a.       the sum of:

                  (i)      the product of (x) the Group I Weighted Average
                        Rate and (y) the Subordinate Component Balance for Group I immediately before that Distribution Date;

---------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  (ii)     the product of (x) the Group II Weighted Average
                        Rate and (y) the Subordinate Component Balance for Group II immediately before that Distribution Date; and

                  divided by:

          b. the sum of the Subordinate Component Balances for Group I and Group II immediately before that Distribution Date.

     The initial Group B Certificate Interest Rate will be approximately [6.671%] per annum. The "Subordinate Component Balance" for each Group is the aggregate principal balance of the mortgage loans in that pool minus the Certificate Balance of the Class A Certificates of that Group.

         For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less Servicing Fees and Trustee Fees.

     (2) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the Class X1 notional amount. The initial Class X1 notional amount will be approximately $335,217,300 and for any distribution date will equal the Certificate Balance of the Class A1-1, Class A1-2 and the Class A1-3 Certificates immediately before that distribution date. On each distribution date until the adjustment date on Group I, the annual certificate interest rate on the Class X1 Certificates will equal the excess, if any, of the
         (i) the Group I Weighted Average Pass-Through Rate (as defined above) over (ii) the weighted average of the rates on the Class A1-1, Class A1-2 and Class A1-3 Certificates. After the adjustment date, the Class X1 Certificates will no longer be entitled to interest payments.

     (3) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the Class X2 notional amount. The initial Class X2 notional amount will be approximately $103,897,000 and for any distribution date will equal the aggregate Certificate balance of the Class A2 Certificates immediately before that distribution date. On each distribution date until the adjustment date on Group II, the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II Weighted Average Pass-Through Rate (as defined above) over (ii) the Class A2 Certificate Rate. After the adjustment date, the Class X2 Certificates will no longer be entitled to interest payments.

----------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data

                 The Mortgage Loans (Group I and Group II)

(The Following Information is as of the Cut-off Date)
 Scheduled Principal Balance:                                  $456,222,993
 Number of Mortgage Loans:                                     955
 Average Scheduled Principal Balance of the Mortgage Loans:    $477,720
 Scheduled Principal Balance of the Largest Mortgage Loan:     $1,508,731
 Weighted Average Gross Coupon:                                7.01%
Weighted Average Initial Rate Cap:                             3.92%
Weighted Average Periodic Rate Cap:                            2.00%
Weighted Average Stated Remaining Term:                        348 months
 Weighted Average Seasoning:                                   12 months
 Weighted Average FICO Score:                                  720



                                    Scheduled Principal Balance

                                   No. of Mortgage    Total Dollar    Scheduled Principal
Scheduled Principal Balance           Loans (#)        Amount ($)         Balance (%)
---------------------------           ---------        ----------         -----------
Below $250,000                          12             $ 1,986,772             0.4%
$250,001 - $350,000                    252              79,681,952            17.5%
$350,001 - $500,000                    376             155,663,469            34.1%
$500,001 - $650,000                    180             103,155,295            22.6%
$650,001 - $750,000                     43              30,101,316             6.6%
$750,001 - $900,000                     49              40,627,117             8.9%
$900,001+                               43              45,007,073             9.9%
----------------------------------------------------------------------------------------
Total                                  955            $456,222,993           100.0%
========================================================================================

Column totals may not add to 100.0% due to rounding.

                               Gross Coupons

                      No. of Mortgage      Total Dollar     Scheduled Principal
Gross Coupon             Loans (#)           Amount ($)         Balance (%)
------------             ---------           ----------         -----------
Below
6.00%                         8              $ 4,147,353             0.9%
6.00-
6.49%                        55               28,060,973             6.2%
6.50-
6.99%                       380              180,666,401            39.6%

7.00- 7.49%                 423              199,083,746            43.6%
7.50-
7.99%                        51               24,378,965             5.3%
8.00- 8.49%                  22               11,138,191             2.4%
8.50- 8.99%                  16                8,747,364             1.9%
-------------------------------------------------------------------------------
Total                       955             $456,222,993           100.0%
===============================================================================

Column totals may not add to 100.0% due to rounding.


---------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Amortized Current Loan-to-Value Ratios

Amortized Current       No. of Mortgage     Total Dollar   Scheduled Principal
Loan-to-Value Ratio        Loans (#)         Amount ($)         Balance (%)
-------------------     ---------------     ------------         ----------
Below 40.00%                 52              $26,684,705           5.9%
40 - 49.99%                  55               26,048,666           5.7%
50 - 59.99%                  84               40,206,458           8.8%
60 - 69.99%                 181               96,065,175          21.1%
70 - 79.99%                 488              228,412,530          50.1%
80 - 84.99%                  17                6,699,025           1.5%
85 - 89.99%                  49               19,601,633           4.3%
90% +                        29               12,504,800           2.7%
------------------------------------------------------------------------------
Total                       955             $456,222,993         100.0%
==============================================================================

Column totals may not add to 100.0% due to rounding.



                         Primary Mortgage Insurance

                              No. of Mortgage   Total Dollar  Scheduled Principal
Primary Mortgage Insurance       Loans (#)       Amount ($)       Balance (%)
--------------------------       ---------       ----------       -----------
Amortized CLTV <80%                867          $419,939,632         92.1%
Amortized CLTV > 80%, No
MI                                  52            23,865,671          5.2%
Insured                             36            12,417,689          2.7%
-------------------------------------------------------------------------------
Total                              955          $456,222,993        100.0%
===============================================================================

Column totals may not add to 100.0% due to rounding.




                    Stated Remaining Months to Maturity


Stated Remaining       No. of Mortgage    Total Dollar     Scheduled Principal
Term (Scheduled)          Loans (#)         Amount ($)         Balance (%)
----------------          ---------         ----------         -----------
Below 300
Months                       3             $ 1,839,730             0.4%
301 - 360
Months                     952             454,383,262            99.6%
------------------------------------------------------------------------------
Total                      955            $456,222,993           100.0%
==============================================================================

Column totals may not add to 100.0% due to rounding.

------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Months to Roll


                  No. of Mortgage    Total Dollar     Scheduled Principal
Months to Roll       Loans (#)        Amount ($)         Balance (%)
--------------       ---------        ----------         -----------
Below 55                 89           $43,496,104            9.5%
55-60                   656           301,738,007           66.1%
61-72                    18             9,171,108            2.0%

73-84                    92            47,792,965           10.5%
85-96                    84            44,704,437            9.8%
96
+                        16             9,320,372            2.0%
-------------------------------------------------------------------------
Total                   955          $456,222,993          100.0%
=========================================================================

Column totals may not add to 100.0% due to rounding.

                                   Margin


                  No. of Mortgage      Total Dollar       Scheduled Principal
Margin               Loans (#)           Amount ($)           Balance (%)
------               ---------           ----------           -----------
2.275%                    1               $  987,611              0.2%
2.750%                  954              455,235,382             99.8%
-----------------------------------------------------------------------------
Total                   955             $456,222,993            100.0%
=============================================================================

Column totals may not add to 100.0% due to rounding.


                                FICO Scores


                    No. of Mortgage     Total Dollar      Scheduled Principal
FICO Score             Loans (#)          Amount ($)          Balance (%)
----------             ---------          ----------          -----------
760+                      222           $105,428,070             23.1%
740 -
759                       171             79,475,202             17.4%

720 - 739                 128             61,558,037             13.5%
700 -
719                       118             56,147,783             12.3%
680 -
699                       112             52,435,187             11.5%
660 -
679                        89             45,451,605             10.0%
640 -
659                        52             25,616,407              5.6%
Below
640                        56             27,204,983              6.0%
Unavailable                 7              2,905,718              0.6%
----------------------------------------------------------------------------
Total                     955           $456,222,993            100.0%
============================================================================

Column totals may not add to 100.0% due to rounding.

-----------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Property State


                        No. of Mortgage Loans   Total Dollar   Scheduled Principal
Property State                  (#)              Amount ($)        Balance (%)
--------------                  ---              ----------        -----------
California                      322             $157,715,364            34.6%
Ohio                             92               49,561,273            10.9%
Illinois                         80               35,535,329             7.8%
Oregon                           63               31,416,040             6.9%
Washington                       48               23,029,705             5.1%
All Other States (1)            350              158,965,281            34.8%
------------------------------------------------------------------------------
Total                           955             $456,222,993           100.0%
==============================================================================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.

                               Property Type


                    No. of Mortgage Loans   Total Dollar    Scheduled Principal
Property Type               (#)              Amount ($)         Balance (%)
-------------               ---              ----------         -----------
1-4
Family                      817             $395,231,700              86.6%
Condominium                  79               32,597,398               7.2%
PUD                          58               27,680,780               6.1%
Townhouse                     1                  713,115               0.2%
------------------------------------------------------------------------------
Total                       955             $456,222,993             100.0%
==============================================================================

Column totals may not add to 100.0% due to rounding.

                                Loan Purpose


                   No. of Mortgage    Total Dollar     Scheduled Principal
Loan Purpose          Loans (#)        Amount ($)          Balance (%)
------------          ---------        ----------          -----------
Term
Refinance               427           $205,417,644                45.0%
Purchase                432            205,388,486                45.0%
Cash Out
 Refinance               96             45,416,863                10.0%
---------------------------------------------------------------------------
Total                   955           $456,222,993               100.0%
===========================================================================

Column totals may not add to 100.0% due to rounding.

                                 Occupancy

                      No. of Mortgage     Total Dollar    Scheduled Principal
Occupancy                Loans (#)         Amount ($)         Balance (%)
---------                ---------         ----------         -----------
Owner Occupied             886            $421,118,647              92.3%
Second Home                 59              29,846,622               6.5%
Unavailable                 10               5,257,724               1.2%
-------------------------------------------------------------------------------
Total                      955            $456,222,993             100.0%
===============================================================================

Column totals may not add to 100.0% due to rounding.


----------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        The Mortgage Loans (Group I)

(The Following Information is as of the Cut-off Date)
 Scheduled Principal Balance:                                  $348,277,539
 Number of Mortgage Loans:                                     750
 Average Scheduled Principal Balance of the Mortgage Loans:    $464,370
 Scheduled Principal Balance of the Largest Mortgage Loan:     $1,263,705
 Weighted Average Gross Coupon:                                6.99%
 Weighted Average Initial Rate Cap:                            3.66%
 Weighted Average Periodic Rate Cap:                           2.00%
 Weighted Average Stated Remaining Term:                       353 months
 Weighted Average Seasoning:                                   6 months
 Weighted Average FICO Score:                                  721

                        Scheduled Principal Balance


                                  No. of Mortgage    Total Dollar    Scheduled Principal
Scheduled Principal Balance          Loans (#)         Amount ($)        Balance (%)
---------------------------          ---------         ----------        -----------
Below $250,000                          8              $ 1,427,555               0.4%
$250,001 - $350,000                   198               62,860,211              18.1%
$350,001 - $500,000                   318              131,499,336              37.8%
$500,001 - $650,000                   143               82,206,083              23.6%
$650,001 - $750,000                    25               17,682,493               5.1%
$750,001 - $900,000                    33               27,314,859               7.8%
$900,001+                              25               25,287,001               7.3%
-------------------------------------------------------------------------------------
Total                                 750             $348,277,539             100.0%
=====================================================================================

Column totals may not add to 100.0% due to rounding.

                               Gross Coupons


                      No. of Mortgage     Total Dollar      Scheduled Principal
Gross Coupon             Loans (#)         Amount ($)          Balance (%)
------------             ---------         ----------          -----------
Below
6.00%                          8            $ 4,147,353             1.2%
6.00- 6.49%                   38             18,924,497             5.4%
6.50- 6.99%                  289            134,936,069            38.7%
7.00- 7.49%                  363            165,684,431            47.6%
7.50- 7.99%                   25             10,873,829             3.1%
8.00- 8.49%                   15              7,083,572             2.0%
8.50- 8.99%                   12              6,627,787             1.9%
----------------------------------------------------------------------------
TOTAL                        750           $348,277,539           100.0%
============================================================================

Column totals may not add to 100.0% due to rounding.

----------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Amortized Current Loan-to-Value Ratios


Amortized Current Loan-to-Value         No. of Mortgage              Total Dollar             Scheduled Principal
--------------------------------                                                 -
Ratio                                      Loans (#)                   Amount ($)                 Balance (%)
-----                                      ---------                   ----------                 -----------
Below 40.00%                                   41                             $22,643,089                        6.5%
40 - 49.99%                                    40                              19,394,350                        5.6%
50 - 59.99%                                    64                              30,545,631                        8.8%
60 - 69.99%                                   150                              76,599,119                       22.0%
70 - 79.99%                                   394                             176,778,105                       50.8%
80 - 84.99%                                    13                               4,861,932                        1.4%
85 - 89.99%                                    34                              12,556,396                        3.6%
90% +                                          14                               4,898,917                        1.4%
---------------------------------- --------------------------- --------------------------- ---------------------------
Total                                         750                            $348,277,539                      100.0%
================================== =========================== =========================== ===========================
================================== =========================== =========================== ===========================


Column totals may not add to 100.0% due to rounding.



                         Primary Mortgage Insurance


                                         No. of Mortgage              Total Dollar             Scheduled Principal
Primary Mortgage Insurance                  Loans (#)                  Amount ($)                  Balance (%)
--------------------------                  ---------                  ----------                  -----------
Amortized CLTV < 80%                          696                      $328,482,391                 94.3%
Amortized CLTV > 80%, No
MI                                             18                         7,377,459                  2.1%
Insured                                        36                        12,417,689                  3.6%
------------------------------------ ------------------------- --------------------- ---------------------
Total                                         750                      $348,277,539                100.0%
==================================== ========================= ===================== =====================
==================================== ========================= ===================== =====================

Column totals may not add to 100.0% due to rounding.

                    Stated Remaining Months to Maturity


Stated Remaining                        No. of Mortgage              Total Dollar             Scheduled Principal
Term (Scheduled)                           Loans (#)                   Amount ($)                 Balance (%)
----------------                           ---------                   ----------                 -----------
Below 300 Months                              3                          $ 1,839,730                   0.5%
301 - 360
Months                                      747                          346,437,809                  99.5%
--------------------------------- -------------------------- ------------------------ ----------------------
Total                                       750                         $348,277,539                 100.0%
================================= ========================== ======================== ======================
================================= ========================== ======================== ======================

Column totals may not add to 100.0% due to rounding.



------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Months to Roll


                                        No. of Mortgage              Total Dollar             Scheduled Principal
Months to Roll                             Loans (#)                   Amount ($)                 Balance (%)
--------------                             ---------                   ----------                 -----------
37-42                                         8                          $ 4,330,763                    1.2%
43-48                                        43                           21,764,191                    6.3%
49-54                                        38                           17,401,150                    5.0%
55-60                                       656                          301,738,007                   86.6%
61-72                                         5                            3,043,428                    0.9%
--------------------------------- -------------------------- ------------------------ -----------------------
Total                                       750                         $348,277,539                  100.0%
================================= ========================== ======================== =======================
================================= ========================== ======================== =======================

Column totals may not add to 100.0% due to rounding.


                                   Margin


                                        No. of Mortgage              Total Dollar             Scheduled Principal
Margin                                     Loans (#)                   Amount ($)                 Balance (%)
------                                     ---------                   ----------                 -----------
2.275%                                        1                         $  987,611                     0.3%
2.750%                                      749                        347,289,928                    99.7%
--------------------------------- -------------------------- ---------------------- ------------------------
Total                                       750                       $348,277,539                   100.0%
================================= ========================== ====================== ========================
================================= ========================== ====================== ========================

Column totals may not add to 100.0% due to rounding.


                                FICO Scores


                                        No. of Mortgage              Total Dollar             Scheduled Principal
FICO Score                                 Loans (#)                   Amount ($)                 Balance (%)
----------                                 ---------                   ----------                 -----------
760+                                          183                       $86,033,779                   24.7%
740 -
759                                           139                        61,870,996                   17.8%
720 -
739                                            95                        43,380,026                   12.5%
700 -
719                                            91                        41,822,537                   12.0%
680 -
699                                            83                        37,777,332                   10.9%
660 -
679                                            64                        32,922,402                    9.5%
640 -
659                                            42                        19,743,650                    5.7%
Below
640                                            47                        22,241,585                    6.4%
Unavailable                                     6                         2,485,231                    0.7%
---------------------------------- --------------------------- --------------------- -----------------------
Total                                         750                      $348,277,539                  100.0%
================================== =========================== ===================== =======================
================================== =========================== ===================== =======================

Column totals may not add to 100.0% due to rounding.

------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                               Property State


                                      No. of Mortgage Loans           Total Dollar             Scheduled Principal
Property State                                 (#)                    Amount ($)                  Balance (%)
--------------                                 ---                    ----------                  -----------
California                                    313                        $152,066,134                  43.7%
Illinois                                       74                          32,018,785                   9.2%
Ohio                                           40                          19,045,481                   5.5%
All Other States (1)                          323                         145,147,139                  41.7%
------------------------------------- ----------------------- ----------------------- ----------------------
Total                                         750                        $348,277,539                 100.0%
===================================== ======================= ======================= ======================
===================================== ======================= ======================= ======================

Column totals may not add to 100.0% due to rounding.

(1) Each of the other states is less than 5.0% of the aggregate principal balance.

                               Property Type


                                      No. of Mortgage Loans           Total Dollar             Scheduled Principal
Property Type                                   (#)                    Amount ($)                  Balance (%)
-------------                                   ---                    ----------                  -----------
1-4 Family                                     658                      $309,132,931                    88.8%
Condominium                                     68                        27,570,404                     7.9%
PUD                                             23                        10,861,089                     3.1%
Townhouse                                        1                           713,115                     0.2%
------------------------------------- ------------------------ --------------------- ------------------------
Total                                          750                      $348,277,539                   100.0%
===================================== ======================== ===================== ========================
===================================== ======================== ===================== ========================

Column totals may not add to 100.0% due to rounding.

                                Loan Purpose


                                         No. of Mortgage             Total Dollar             Scheduled Principal
Loan Purpose                                Loans (#)                 Amount ($)                  Balance (%)
------------                                ---------                 ----------                  -----------
Purchase                                      345                       $157,858,462                 45.3%
Term
Refinance                                     309                        145,002,214                 41.6%
Cash Out
Refinance                                      96                         45,416,863                 13.0%
----------------------------------- -------------------------- ---------------------- ---------------------
Total                                         750                       $348,277,539                100.0%
=================================== ========================== ====================== =====================
===========================================================================================================

Column totals may not add to 100.0% due to rounding.

                                 Occupancy

                                         No. of Mortgage              Total Dollar             Scheduled Principal
Occupancy                                   Loans (#)                  Amount ($)                  Balance (%)
---------                                   ---------                  ----------                  -----------
Owner Occupied                                709                             $328,272,282                       94.3%
Second Home                                    35                               16,546,476                        4.8%
Unavailable                                     6                                3,458,780                        1.0%
------------------------------------ ------------------------- ---------------------------- ---------------------------
Total                                         750                             $348,277,539                      100.0%
==================================== ========================= ============================ ===========================
==================================== ========================= ============================ ===========================

Column totals may not add to 100.0% due to rounding.

------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans (Group II)

(The Following Information is as of the Cut-off Date)

 Scheduled Principal Balance:                                               $107,945,454
 Number of Mortgage Loans:                                                  205
 Average Scheduled Principal Balance of the Mortgage Loans:                 $526,563
 Scheduled Principal Balance of the Largest Mortgage Loan:                  $1,508,731
 Weighted Average Gross Coupon:                                             7.04%
 Weighted Average Initial Rate Cap:                                         4.76%
 Weighted Average Periodic Rate Cap:                                        2.00%
 Weighted Average Stated Remaining Term:                                    330 months
 Weighted Average Seasoning:                                                30 months
 Weighted Average FICO Score:                                               716




                        Scheduled Principal Balance


                                                No. of Mortgage           Total Dollar           Scheduled Principal
Scheduled Principal Balance                        Loans (#)                Amount ($)               Balance (%)
---------------------------                        ---------                ----------               -----------
Below $250,000                                        4                         $  559,217                 0.5%
$250,001 - $350,000                                  54                         16,821,741                15.6%
$350,001 - $500,000                                  58                         24,164,132                22.4%
$500,001 - $650,000                                  37                         20,949,212                19.4%
$650,001 - $750,000                                  18                         12,418,823                11.5%
$750,001 - $900,000                                  16                         13,312,258                12.3%
$900,001+                                            18                         19,720,072                18.3%
------------------------------------------- ------------------------ ---------------------- --------------------
Total                                               205                       $107,945,454               100.0%
=========================================== ======================== ====================== ====================
=========================================== ======================== ====================== ====================

Column totals may not add to 100.0% due to rounding.

                               Gross Coupons


                                        No. of Mortgage              Total Dollar             Scheduled Principal
Gross Coupon                               Loans (#)                   Amount ($)                 Balance (%)
------------                               ---------                   ----------                 -----------
6.00- 6.49%                                   17                          $ 9,136,475                  8.5%

6.50- 6.99%                                   91                           45,730,332                 42.4%
7.00-
7.49%                                         60                           33,399,315                 30.9%
7.50-
7.99%                                         26                           13,505,135                 12.5%
8.00-
8.49%                                          7                            4,054,619                  3.8%
8.50-
8.99%                                          4                            2,119,577                  2.0%
---------------------------------- -------------------------- ------------------------ ---------------------
TOTAL                                        205                         $107,945,454                100.0%
================================== ========================== ======================== =====================
================================== ========================== ======================== =====================


Column totals may not add to 100.0% due to rounding.

------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                   Amortized Current Loan-to-Value Ratios


Amortized Current Loan-to-Value         No. of Mortgage              Total Dollar             Scheduled Principal
--------------------------------                                                 -
Ratio                                      Loans (#)                   Amount ($)                 Balance (%)
-----                                      ---------                   ----------                 -----------
Below 40%                                     11                         $ 4,041,616                    3.7%
40 - 49.99%                                   15                           6,654,316                    6.2%
50 - 59.99%                                   20                           9,660,827                    9.0%
60 - 69.99%                                   31                          19,466,057                   18.0%
70 - 79.99%                                   94                          51,634,425                   47.8%
80 - 84.99%                                    4                           1,837,093                    1.7%
85 - 89.99%                                   15                           7,045,237                    6.5%
90 +                                          15                           7,605,883                    7.1%
---------------------------------- -------------------------- ----------------------- -----------------------
Total                                        205                        $107,945,454                  100.0%
================================== ========================== ======================= =======================
================================== ========================== ======================= =======================


Column totals may not add to 100.0% due to rounding.

                         Primary Mortgage Insurance


                                         No. of Mortgage              Total Dollar             Scheduled Principal
Primary Mortgage Insurance                  Loans (#)                  Amount ($)                  Balance (%)
--------------------------                  ---------                  ----------                  -----------
Amortized CLTV < 80%                          171                          $91,457,241                   84.7%
Amortized CLTV > 80%, No MI                    34                           16,488,213                   15.3%
------------------------------------ ------------------------- ------------------------ -----------------------
Total                                         205                         $107,945,454                  100.0%
==================================== ========================= ======================== =======================
==================================== ========================= ======================== =======================

Column totals may not add to 100.0% due to rounding.




                    Stated Remaining Months to Maturity


Stated Remaining                        No. of Mortgage              Total Dollar             Scheduled Principal
Term (Scheduled)                           Loans (#)                   Amount ($)                 Balance (%)
----------------                           ---------                   ----------                 -----------
301 - 360 Months                              205                          $107,945,454               100.0%
--------------------------------- ---------------------------- ------------------------- --------------------
Total                                         205                          $107,945,454               100.0%
================================= ============================ ========================= ====================
================================= ============================ ========================= ====================

Column totals may not add to 100.0% due to rounding.

------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                               Months to Roll


                                        No. of Mortgage              Total Dollar             Scheduled Principal
Months to Roll                             Loans (#)                   Amount ($)                 Balance (%)
--------------                             ---------                   ----------                 -----------
61-72                                         13                         $ 6,127,680                   5.7%
73-84                                         92                          47,792,965                  44.3%
85-96                                         84                          44,704,437                  41.4%
97-102                                         9                           5,198,790                   4.8%
103-108                                        6                           3,676,502                   3.4%
109-120                                        1                             445,080                   0.4%
--------------------------------- --------------------------- ----------------------- ----------------------
Total                                        205                        $107,945,454                 100.0%
================================= =========================== ======================= ======================
================================= =========================== ======================= ======================

Column totals may not add to 100.0% due to rounding.


                                   Margin


                                        No. of Mortgage              Total Dollar             Scheduled Principal
Margin                                     Loans (#)                   Amount ($)                 Balance (%)
------                                     ---------                   ----------                 -----------
2.750%                                        205                         $107,945,454                 100.0%
--------------------------------- ---------------------------- ------------------------ ----------------------
--------------------------------- ---------------------------- ------------------------ ----------------------
Total                                         205                         $107,945,454                 100.0%
================================= ============================ ======================== ======================
================================= ============================ ======================== ======================

Column totals may not add to 100.0% due to rounding.


                                FICO Scores


                                        No. of Mortgage              Total Dollar             Scheduled Principal
FICO Score                                 Loans (#)                   Amount ($)                 Balance (%)
----------                                 ---------                   ----------                 -----------
760+                                           39                         $19,394,291                 18.0%

740 - 759                                      32                          17,604,206                 16.3%
720 -
739                                            33                          18,178,011                 16.8%
700 -
719                                            27                          14,325,246                 13.3%
680 -
699                                            29                          14,657,855                 13.6%
660 -
679                                            25                          12,529,203                 11.6%
640 -
659                                            10                           5,872,757                  5.4%
Below 640                                       9                           4,963,398                  4.6%
Unavailable                                     1                             420,487                  0.4%
---------------------------------- --------------------------- ----------------------- ---------------------
Total                                         205                        $107,945,454                100.0%
================================== =========================== ======================= =====================
================================== =========================== ======================= =====================

Column totals may not add to 100.0% due to rounding.


------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                               Property State


                                      No. of Mortgage Loans           Total Dollar             Scheduled Principal
Property State                                  (#)                    Amount ($)                  Balance (%)
--------------                                  ---                    ----------                  -----------
Ohio                                           52                         $30,515,792                 28.3%
Oregon                                         53                          26,373,206                 24.4%

Washington                                     22                          10,746,301                 10.0%
Colorado                                       12                           5,908,397                  5.5%
California                                      9                           5,649,230                  5.2%
All Other States (1)                           57                          28,752,528                 26.6%
------------------------------------- ------------------------ ----------------------- ---------------------
Total                                         205                        $107,945,454                100.0%
===================================== ======================== ======================= =====================
===================================== ======================== ======================= =====================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 5.0% of the aggregate principal balance.


                               Property Type


                                      No. of Mortgage Loans           Total Dollar             Scheduled Principal
Property Type                                   (#)                    Amount ($)                  Balance (%)
-------------                                   ---                    ----------                  -----------
1-4 Family                                    159                         $86,098,769                  79.8%
PUD                                            35                          16,819,692                  15.6%
Condominium                                    11                           5,026,993                   4.7%
------------------------------------- ------------------------ ----------------------- ----------------------
Total                                         205                        $107,945,454                 100.0%
===================================== ======================== ======================= ======================
===================================== ======================== ======================= ======================

Column totals may not add to 100.0% due to rounding.


                                Loan Purpose


                                         No. of Mortgage             Total Dollar             Scheduled Principal
Loan Purpose                                Loans (#)                 Amount ($)                  Balance (%)
------------                                ---------                 ----------                  -----------
Term Refinance                                118                        $60,415,430                   56.0%
Purchase                                       87                         47,530,024                   44.0%
----------------------------------- -------------------------- ---------------------- -----------------------
Total                                         205                       $107,945,454                  100.0%
=================================== ========================== ====================== =======================

Column totals may not add to 100.0% due to rounding.


                                 Occupancy

                                         No. of Mortgage              Total Dollar             Scheduled Principal
Occupancy                                   Loans (#)                  Amount ($)                  Balance (%)
---------                                   ---------                  ----------                  -----------
Owner Occupied                                177                          $92,846,365                  86.0%
Second Home                                    24                           13,300,145                  12.3%
Unavailable                                     4                            1,798,944                   1.7%
------------------------------------ ------------------------- ------------------------ ----------------------
Total                                         205                         $107,945,454                 100.0%
==================================== ========================= ======================== ======================
==================================== ========================= ======================== ======================

Column totals may not add to 100.0% due to rounding.